Exhibit 10.2

EXECUTION VERSION

GLOBAL TERMINATION AGREEMENT

THIS GLOBAL TERMINATION AGREEMENT, dated as of April 5, 2012 (this “Agreement”), is made by and among Horizon Lines, Inc., a Delaware corporation (the “Guarantor”), Horizon Lines, LLC, a Delaware limited liability company (the “Charterer” and together with the Guarantor, the “HRZ Parties”), Ship Finance International Limited, a Bermuda company (“SFIL”), SFL Holdings, LLC, a Delaware limited liability company (“SFL Holdings”), HL Eagle LLC, a Delaware limited liability company (“HL Eagle”), HL Falcon LLC, a Delaware limited liability company (“HL Falcon”), HL Hawk LLC, a Delaware limited liability company (“HL Hawk”), HL Hunter LLC, a Delaware limited liability company (“HL Hunter”), and HL Tiger LLC, a Delaware limited liability company (“HL Tiger,” and together with HL Eagle, HL Falcon, HL Hawk and HL Hunter, collectively, the “Owners”), SFL Container Holding Limited, a Bermuda company and wholly owned subsidiary of SFIL (“SFL Container,” and together with SFIL, SFL Holdings, and the Owners, the “SFL Parties”), with respect to the termination of the Charters (as defined below) and related agreements and documents listed below in items (i) through (xxxii) (all such agreements and documents, collectively, the “Charter Transaction Documents”):

(i) Agreement to Acquire and Charter, dated April 7, 2006 (as heretofore amended, supplemented or otherwise modified, the “Agreement to Acquire and Charter”), by and among SFIL, SFL Holdings, the Owners, and the Charterer;

(ii) Bareboat Charter, dated April 7, 2006, as supplemented by Charter Supplement No. 1, dated as of April 10, 2007 (as heretofore further amended, supplemented or otherwise modified, the “Eagle Charter”), between HL Eagle and the Charterer with respect to the U.S.-flag vessel named Horizon Eagle, Official No. 1196513 (the “Eagle”);

(iii) Bareboat Charter, dated April 7, 2006, as supplemented by Charter Supplement No. 1, dated as of April 30, 2007 (as heretofore further amended, supplemented or otherwise modified, the “Falcon Charter”), between HL Falcon and the Charterer with respect to the U.S.-flag vessel named Horizon Falcon, Official No. 1196516 (the “Falcon”);

(iv) Bareboat Charter, dated April 7, 2006, as supplemented by Charter Supplement No. 1, dated as of March 5, 2007 (as heretofore further amended, supplemented or otherwise modified, the “Hawk Charter”), between HL Hawk and the Charterer with respect to the U.S.-flag vessel named Horizon Hawk, Official No. 1196267 (the “Hawk”);

(v) Bareboat Charter, dated April 7, 2006, as supplemented by Charter Supplement No. 1, dated as of November 30, 2006 (as heretofore further amended, supplemented or otherwise modified, the “Hunter Charter”), between HL Hunter and the Charterer with respect to the U.S.-flag vessel named Horizon Hunter, Official No. 1196254 (the “Hunter”);

(vi) Bareboat Charter, dated April 7, 2006, as supplemented by Charter Supplement No. 1, dated as of May 22, 2007 (as heretofore further amended, supplemented or otherwise modified, the “Tiger Charter,” and together with the Eagle Charter, the Falcon Charter, the Hawk Charter, and the Hunter Charter, collectively the “Charters” and each a “Charter”), between HL Tiger and the Charterer with respect to the U.S.-flag vessel named Horizon Tiger, Official No. 1196258 (the “Tiger,” and together with the Eagle, Falcon, Hawk and Hunter, collectively, the “Vessels” and each a “Vessel”);

(vii) Guarantee, dated as of April 7, 2006 (as heretofore amended, supplemented or otherwise modified, the “Guarantee”), by the Guarantor in favor of each of the Owners in respect of the Charterers’ obligations under each of the Charters;

(viii) Agreement Regarding Debt Assumption, dated April 7, 2006 (as heretofore amended, supplemented or otherwise modified, the “Debt Assumption Agreement”), by and among SFIL, SFL Holdings, the Owners, the Guarantor, the Charterer, and BNP Paribas (as assignee of and successor-in-interest to Fortis Capital Corp.), as agent (in such capacity, the “Agent”) for the various lenders (each a “Lender” and collectively, the “Lenders”) named in that certain Credit Agreement, dated as of April 7, 2006, among the Owners, as joint and several borrowers, the Lenders, the swap providers named therein (the “Swap Providers”), the Agent, BNP Paribas (as assignee of and successor-in-interest to Fortis Capital Corp.) as Security Trustee (in such capacity, the “Security Trustee”, and together with the Lenders, the Swap Providers and the Agent, the “Creditor Parties”) for the Lenders and the Swap Providers and BNP Paribas as Sole Book Runner, Lead Arranger (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”);

(ix) Reimbursement Agreement, dated April 7, 2006 (as heretofore amended, supplemented or otherwise modified, the “Reimbursement Agreement”), by and among the Charterer, SFIL, SFL Holdings, and the Owners;

(x) Assignment of Charter, dated April 10, 2006, made by HL Eagle in favor of the Security Trustee with respect to the Eagle Charter, and the related Consent and Agreement, dated April 10, 2006, by the Charterer (together, as heretofore amended, supplemented or otherwise modified, the “Eagle Charter Assignment”);

(xi) Assignment of Charter, dated April 10, 2006, made by HL Falcon in favor of the Security Trustee with respect to the Falcon Charter, and the related Consent and Agreement, dated April 10, 2006, by the Charterer (together, as heretofore amended, supplemented or otherwise modified, the “Falcon Charter Assignment”);

(xii) Assignment of Charter, dated April 10, 2006, made by HL Hawk in favor of the Security Trustee with respect to the Hawk Charter, and the related Consent and Agreement, dated April 10, 2006, by the Charterer (together, as heretofore amended, supplemented or otherwise modified, the “Hawk Charter Assignment”);

(xiii) Assignment of Charter, dated April 10, 2006, made by HL Hunter in favor of the Security Trustee with respect to the Hunter Charter, and the related Consent and Agreement, dated April 10, 2006, by the Charterer (together, as heretofore amended, supplemented or otherwise modified, the “Hunter Charter Assignment”);

(xiv) Assignment of Charter, dated April 10, 2006, made by HL Tiger in favor of the Security Trustee with respect to the Tiger Charter, and the related Consent and Agreement, dated April 10, 2006, by the Charterer (together, as heretofore amended, supplemented or otherwise modified, the “Tiger Charter Assignment,” and together with the Eagle Charter Assignment, the Falcon Charter Assignment, the Hawk Charter Assignment and the Hunter Charter Assignment, collectively, the “Charter Assignments”);

(xv) Assignment of Charter Guarantee, dated April 10, 2006, made by HL Eagle in favor of the Security Trustee with respect to the Guarantee, and the related Consent and Agreement, dated April 10, 2006, by the Guarantor (together, as heretofore amended, supplemented or otherwise modified, the “Eagle Guarantee Assignment”);

(xvi) Assignment of Charter Guarantee, dated April 10, 2006, made by HL Falcon in favor of the Security Trustee with respect to the Guarantee, and the related Consent and Agreement, dated April 10, 2006, by the Guarantor (together, as heretofore amended, supplemented or otherwise modified, the “Falcon Guarantee Assignment”);

(xvii) Assignment of Charter Guarantee, dated April 10, 2006, made by HL Hawk in favor of the Security Trustee with respect to the Guarantee, and the related Consent and Agreement, dated April 10, 2006, by the Guarantor (together, as heretofore amended, supplemented or otherwise modified, the “Hawk Guarantee Assignment”);

(xviii) Assignment of Charter Guarantee, dated April 10, 2006, made by HL Hunter in favor of the Security Trustee with respect to the Guarantee, and the related Consent and Agreement, dated April 10, 2006, by the Guarantor (together, as heretofore amended, supplemented or otherwise modified, the “Hunter Guarantee Assignment”);

(xix) Assignment of Charter Guarantee, dated April 10, 2006, made by HL Tiger in favor of the Security Trustee with respect to the Guarantee, and the related Consent and Agreement, dated April 10, 2006, by the Guarantor (together, as heretofore amended, supplemented or otherwise modified, the “Tiger Guarantee Assignment,” and together with the Eagle Guarantee Assignment, the Falcon Guarantee Assignment, the Hawk Guarantee Assignment and the Hunter Guarantee Assignment, collectively, the “Guarantee Assignments”);

(xx) Interest and L/C Liability Agreement, dated April 10, 2006 (as heretofore amended, supplemented or otherwise modified, the “Interest and L/C Liability Agreement”), among the Charterer, SFIL and the Security Trustee;

(xxi) Assignment of Reimbursement Agreement, dated April 10, 2006, made by SFIL, SFL Holdings and the Owners in favor of the Security Trustee, and the related Consent and Agreement, dated April 10, 2006, by the Charterer (together, as heretofore amended, supplemented or otherwise modified, the “Reimbursement Agreement Assignment”);

(xxii) Subordination and Non-Disturbance Agreement, dated April 10, 2006 (as heretofore amended, supplemented or otherwise modified, the “Eagle SNDA”), between the Security Trustee and the Charterer with respect to the Eagle;

(xxiii) Subordination and Non-Disturbance Agreement, dated April 10, 2006 (as heretofore amended, supplemented or otherwise modified, the “Falcon SNDA”), between the Security Trustee and the Charterer with respect to the Falcon;

(xxiv) Subordination and Non-Disturbance Agreement, dated April 10, 2006 (as heretofore amended, supplemented or otherwise modified, the “Hawk SNDA”), between the Security Trustee and the Charterer with respect to the Hawk;

(xxv) Subordination and Non-Disturbance Agreement, dated April 10, 2006 (as heretofore amended, supplemented or otherwise modified, the “Hunter SNDA”), between the Security Trustee and the Charterer with respect to the Hunter;

(xxvi) Subordination and Non-Disturbance Agreement, dated April 10, 2006 (as heretofore amended, supplemented or otherwise modified, the “Tiger SNDA,” and together with the Eagle SNDA, the Falcon SNDA, the Hawk SNDA and the Hunter SNDA, collectively, the “SNDAs”), between the Security Trustee and the Charterer with respect to the Tiger;

(xxvii) Assignment of Insurances, dated April 9, 2007 (as heretofore amended, supplemented or otherwise modified, the “Eagle Insurance Assignment”), among HL Eagle, the Charterer and the Security Trustee with respect to the insurances placed by the Charterer on the Eagle;

(xxviii) Assignment of Insurances, dated April 30, 2007 (as heretofore amended, supplemented or otherwise modified, the “Falcon Insurance Assignment”), among HL Falcon, the Charterer and the Security Trustee with respect to the insurances placed by the Charterer on the Falcon;

(xxix) Assignment of Insurances, dated March 4, 2007 (as heretofore amended, supplemented or otherwise modified, the “Hawk Insurance Assignment”), among HL Hawk, the Charterer and the Security Trustee with respect to the insurances placed by the Charterer on the Hawk;

(xxx) Assignment of Insurances, dated March 22, 2007 (as heretofore amended, supplemented or otherwise modified, the “Hunter Insurance Assignment”), among HL Hunter, the Charterer and the Security Trustee with respect to the insurances placed by the Charterer on the Hunter;

(xxxi) Assignment of Insurances, dated May 22, 2007 (as heretofore amended, supplemented or otherwise modified, the “Tiger Insurance Assignment,” and together with the Eagle Insurance Assignment, the Falcon Insurance Assignment, the Hawk Insurance Assignment and the Hunter Insurance Assignment, collectively, the “Insurance Assignments”), among HL Tiger, the Charterer and the Security Trustee with respect to the insurances placed by the Charterer on the Tiger; and

(xxxii) MOA Transfer Agreement, dated as of April 7, 2006, by and between SFL Holdings and the Charterer.

RECITALS:

A. The Charter Transaction Documents relate to the acquisition, charter and financing of the Vessels;

B. The HRZ Parties and the SFL Parties have determined that it is in their mutual best interest to settle and resolve any existing and future obligations and/or disputes involved in, relating to, growing out of, or under the Charter Transaction Documents on the terms set forth herein, without further expense, inconvenience, or the burden of protracted litigation, and without any party to this Agreement in any way acknowledging any fault or liability;

C. As part of the resolution and settlement of any such existing and future obligations and/or disputes, the HRZ Parties and the SFL Parties desire to terminate the Charter Transaction Documents and for the SFL Parties to release any security interests and liens granted by either of the HRZ Parties in favor of any of the SFL Parties;

D. As consideration for the termination of the Charter Transaction Documents, the HRZ Parties have agreed to issue to SFL Container (i) $40.0 million in aggregate principal amount of Second Lien Senior Secured Notes due 2016 pursuant to an Indenture, dated October 5, 2011, by and among the Charterer, the guarantors party thereto and U.S. Bank National Association, as Trustee and Collateral Agent (as heretofore or as of the Effective Time amended, supplemented or otherwise modified, the “Second Lien Indenture”), in the form attached hereto as Exhibit 3 (the “SFL Notes”), and (ii) warrants (the “Warrants”) issued pursuant to the Warrant Agreement, dated as of the Effective Time (the “Warrant Agreement”), between The Bank of New York Mellon Trust Company, N.A., as Warrant Agent, and the Guarantor, to purchase the number of shares of the common stock, $0.01 par value per share, of the Guarantor (the “Guarantor Common Stock”), representing 10% of the fully diluted shares of Guarantor Common Stock after giving effect to the transactions contemplated herein and the Restructuring (as defined below) but subject to dilution for a management incentive plan in an amount to be determined;

E. Concurrently with the consummation of the transactions contemplated herein, the HRZ Parties are effecting a restructuring of certain indebtedness, including (i) amendments to the Second Lien Indenture (the “Second Lien Amendments”) as set forth in that certain Consent Solicitation Statement dated March 29, 2012, (ii) amendments to the Indenture, dated October 5, 2011, by and among the Charterer, as Issuer, the guarantors party thereto and U.S. Bank National Association, as Trustee and Collateral Agent governing the Charterer’s 11.00% First Lien Senior Secured Notes due 2016 as set forth in that certain Consent Solicitation Statement dated March 29, 2012 (the “First Lien Amendments”), and (iii) the submission of irrevocable conversion notices and conversion into Guarantor Common Stock or warrants of at least 99% of the $178,781,456 aggregate principal amount outstanding of 6.00% Series A Convertible Senior Secured Notes due 2017 (the “Series A Notes”) and at least 98.5% of the $49,661,522 aggregate principal amount outstanding of 6.00% Series B Mandatorily Convertible Senior Secured Notes due 2017 (the “Series B Notes” and together with the Series A Notes, the “Convertible Notes”) issued under the Indenture, dated as of October 5, 2011, by and between the Guarantor, as Issuer, and U.S. Bank National Association, as Trustee (the “Convertible Notes Indenture”) and amendments to such Convertible Notes Indenture (the “Convertible Amendments”) as set forth in that certain Consent Solicitation Statement dated March 29, 2012 (collectively, the “Restructuring”); and

F. The Agent, on behalf of itself and the other Creditor Parties, has entered into a Consent and Agreement dated as of the date hereof, attached as Schedule 1 hereto (the “Agent Consent”), pursuant to which it has, effective as of the Effective Time, consented and agreed to (among other things) the termination of the Charter Transaction Documents.

NOW, THEREFORE, in consideration of the premises, of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which the parties hereby acknowledge, the parties hereto agree as follows:

1. Termination of Agreements. Except as specifically provided in Section 6 hereof, effective as of the Effective Time (as defined below), and without any further action by any of the HRZ Parties or the SFL Parties, (a) each of the Charter Transaction Documents and all security interests, liens and other similar interests of any kind or nature, whenever and however arising, which the SFL Parties may have in any of the assets, interests or property, tangible or intangible, of the HRZ Parties, granted under any of the Charter Transaction Documents by either of the HRZ Parties in favor of any of SFL Parties, shall hereby be automatically terminated, satisfied and released and be of no further force and effect, (b) no party thereto shall have any rights or remedies under any of the Charter Transaction Documents, (c) all of the HRZ Parties’ respective outstanding liabilities and obligations to the SFL Parties under the Charter Transaction Documents shall be deemed satisfied in full, and each of the HRZ Parties shall be fully released and discharged from any and all obligations, liabilities, covenants and agreements thereunder, (d) all of the SFL Parties’ respective outstanding liabilities and obligations to the HRZ Parties under the Charter Transaction Documents shall be deemed satisfied in full, and each of the SFL Parties shall be released and discharged from any and all obligations, liabilities, covenants and agreements thereunder, and (e) the Charter Transaction Documents and any and all rights thereunder (including, without limitation, any provisions in a Charter Transaction Document that state they are to survive the termination thereof) shall hereby be absolutely, unconditionally and irrevocably waived, released and forever discharged.

2. Payment by the HRZ Parties. (a) In connection with, and as a condition to, the termination of the Charter Transaction Documents, the HRZ Parties shall issue and deliver to SFL Container, concurrently with the termination of the Charter Transaction Documents, the following:

(i) Warrants to purchase that number of shares of Guarantor Common Stock representing 10% of the fully diluted shares of Guarantor Common Stock after giving effect to the transactions contemplated herein and the Restructuring (as defined below) but subject to dilution for a management incentive plan in an amount to be determined; and

(ii) The SFL Notes.

(b) Other than compliance with Article V of the Guarantor’s Amended and Restated Certificate of Incorporation and compliance with any applicable requirements of law, including, without limitation, 46 U.S.C. § 50501(a), (b) and (d) and the regulations promulgated thereunder, nothing in this Agreement shall be construed as prohibiting SFL Container from selling or pledging the SFL Notes and the shares of Guarantor Common Stock or the Warrants.

3. Further Assurances; Collateral Review; Registration Rights Agreement.

(a) Each of the SFL Parties agrees to execute and deliver to the HRZ Parties such further instruments and take such actions as are necessary or as the HRZ Parties shall reasonably request to terminate such SFL Party’s security interests and liens, if any, in the assets or property of either of the HRZ Parties and to effectuate, or reflect on the public record, the termination, release and discharge of such security interests and liens, including, without limitation, filing UCC-3 financing statements in the forms attached hereto as Exhibit 1 and releasing its interests in the insurances taken out by the Charterer in respect of the Vessels.

(b) The HRZ Parties shall cooperate with the SFL Parties and their counsel in connection with a review of the collateral securing the notes issued under the Second Lien Indenture, including the SFL Notes (the “Second Lien Notes”), and shall provide any information and copies of documents relating thereto reasonably requested by the SFL Parties and their counsel in connection therewith. If the SFL Parties determine that there are any deficiencies in the validity or perfection of the liens on the collateral securing the Second Lien Notes compared to the requirements imposed under the documentation for the Second Lien Notes, the HRZ Parties shall use commercially reasonable efforts to take such actions and execute and, if applicable, record such financing statements, instruments and other documents as the SFL Parties shall reasonably request in order to correct any such deficiency. The Charterer shall pay all reasonable, documented out-of-pocket expenses incurred by the SFL Parties, including reasonable attorneys fees, in connection with such collateral review and any actions required to correct any deficiencies with respect to the liens securing the Second Lien Notes promptly upon demand.

(c) The HRZ Parties agree to take commercially reasonable efforts to cause the amendment of that certain Registration Rights Agreement, dated as of October 5, 2011, by and among the Charterer, the guarantors listed on the signature pages thereto and the purchasers party thereto (the “RRA”) so that, upon execution of the amendment, the “Initial Notes” thereunder will by definition include the SFL Notes. If the requisite consents required for such amendment under Section 11(c) of the RRA cannot be obtained within 30 days following April 5, 2012, the HRZ Parties agree to enter into a new registration rights agreement with the holders of the SFL Notes in a form substantially the same as the RRA and which gives the holders of the SFL Notes substantially similar rights as the holders of the “Initial Notes” under the RRA.

(d) Promptly following the Effective Time, the HRZ Parties will commence a solicitation of consents under the Second Lien Indenture to amend the Second Lien Indenture and the SFL Notes to reflect the substantive terms described in Exhibit 7 hereto (the “Additional Consent Solicitation”). Each of the SFL Parties, in its capacity as a holder of the SFL Notes, agrees to timely grant its consent to the Additional Consent Solicitation, execute and deliver fully executed letters of consent and any other required documents in connection with the Additional Consent Solicitation and provide appropriate direction to the relevant custodians, account holders and participants with respect to the SFL Notes to effectuate consent under the Additional Consent Solicitation. Each SFL Party further agrees that the HRZ Parties may consummate the Additional Consent Solicitation as soon as the conditions precedent described therein are satisfied, and such SFL Party will not revoke, withdraw or amend its consent to the Additional Consent Solicitation.

(e) Promptly following the Effective Time, the Guarantor shall use commercially reasonable efforts to identify the beneficial owners of at least 90% of the Guarantor Common Stock on a fully diluted basis as of a date within ten (10) days following the Effective Time and shall promptly provide to the SFL Parties the names and number of shares beneficially owned by each such beneficial owner that has been so identified.

4. Redelivery of the Vessels.

(a) Effective as of the Effective Time, each of the Vessels will be deemed to have been redelivered safely afloat by the Charterer to its Owner at Asia-Pacific Chartering Phil., Inc.’s Malalag Bay facility in Davao Gulf, Southern Philippines. Each of the Vessels shall be redelivered: (i) free and clear of any encumbrance, security interest, pledge, mortgage, lien (statutory or otherwise), charge, adverse claim of ownership or use, charter or subcharter, license, option, or other similar restriction or limitation of any kind (collectively, “Maritime Encumbrances”), except for any Maritime Encumbrances created by or through the Owners (including in favor of the Creditor Parties) and except for any Maritime Encumbrance that may arise with respect to the Lay Up Agreements described in Section 4(b); and (ii) with her class maintained without condition/recommendation, free of average damage affecting such Vessel’s class, and with her classification certificates and national certificates valid and unextended without condition/recommendation by the relevant classification society or the U.S. Coast Guard. Except as otherwise provided in this Section 4(a), effective as of the Effective Time, the Vessels shall be redelivered on an “as is, where is” basis, WITH NO OTHER WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, AND THE CHARTERER EXPRESSLY DISCLAIMS ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, SEAWORTHINESS, VALUE, CONDITION, DESIGN, MERCHANTABILITY OR OPERATION OF ANY OF THE VESSELS OR AS TO THE QUALITY OR THE QUANTITY OF THE MATERIAL, EQUIPMENT, SPARE PARTS OR SUPPLIES OR WORKMANSHIP IN ANY OF THE VESSELS, OR AS TO THE FITNESS OF ANY OF THE VESSELS FOR ANY PARTICULAR USE OR PURPOSE, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, AS TO THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY OF THE VESSELS OR ANY PART THEREOF. Effective as of the Effective Time, and with the exception of services provided by the Charterer pursuant to Section 5(e) hereof, each Owner shall take over all operational, lay up, maintenance, insurance and all other responsibilities for its Vessel.

(b) The Charterer and each Owner shall effective as of Effective Time execute and deliver an Assignment and Assumption Agreement in the form attached hereto as Exhibit 2, pursuant to which the Charterer shall assign all of its right, title and interest in and to the Lay Up Agreements, dated November 16, 2011, with respect to the Hunter, and dated November 21, 2011, with respect to the Eagle, the Falcon, the Hawk and the Tiger, with Asia-Pacific Chartering Phil., Inc. to such Vessel’s Owner, which shall assume such Lay Up Agreement.

(c) In consideration of the relevant Owner’s agreements hereunder, upon such redelivery of each Vessel, all fuel, diesel oil, lubricating oil and consumable stores and all other items that are the property of the Charterer remaining on board such Vessel shall become the property of such Owner without any further action by the parties and subject to the disclaimers in Section 4(a) hereof, and such items shall remain on board the applicable Vessel upon redelivery of such Vessel pursuant to this Section 4. Copies of any logs, any drawings, plans, certificates or other technical documentation relating to such Vessel that have been delivered pursuant to the shipbuilding contract under which such Vessel was constructed, together with all supplements and revisions thereto, which may be in the Charterer’s possession, or which may be held on behalf of the Charterer by any third party, shall, without charge to such Owner, be promptly forwarded to the Owner and, in any event, become the property of the Owner to the extent not already owned by the Owner; provided, however, that the Charterer shall, at its sole cost, be entitled to make and retain copies of such logs, drawings, plans, certificates and other technical documentation. In addition, the Charterer shall provide to such Owner originals or copies of all reports prepared for or by the relevant classification society and/or the United States Coast Guard relating to such Vessel.

5. Payment of Certain Vessel Expenses.

(a) The Charterer hereby agrees to reimburse each Owner for the reasonable costs incurred by such Owner to break out its Vessel from lay up status and to return such Vessel to good working condition, including any repairs or maintenance (such as hull cleaning) necessary to restore the Vessel’s ability to achieve its original speed and fuel consumption minimums, subject to a maximum aggregate reimbursement for all Vessels pursuant to this Section 5(a) of US$600,000. In the event that any Owner decides to maintain its Vessel in its existing lay up position beyond the date that is 120 calendar days after the date hereof, the Charterer shall no longer be responsible to make any reimbursement payments to such Owner under this Section 5(a).

(b) The Charterer hereby agrees to reimburse each Owner for the reasonable crew costs incurred by such Owner to reposition such Owner’s Vessel from Asia-Pacific Chartering Phil., Inc.’s Malalag Bay facility in Davao Gulf, Southern Philippines, to only either Hong Kong or Singapore; provided, however, that the Charterer’s obligation to reimburse such Owner for the costs of a crew for such repositioning (but not any other costs of such repositioning) shall be limited to US$5,000 per day for five (5) days per Vessel for a total of US$25,000 per Vessel. In the event that any Owner decides to maintain its Vessel in its existing lay up position beyond the date that is 120 calendar days after the date hereof, the Charterer shall no longer be responsible to make any reimbursement payments to such Owner under this Section 5(b).

(c) The Charterer hereby agrees to reimburse each Owner for the reasonable costs incurred by such Owner to remove the Horizon Lines’ stack insignia and name from each of the Vessels; provided, however, that the Charterer’s obligation to reimburse such removal costs shall be limited to US$10,000 per Vessel.

(d) If the Charterer has not completed the reflagging of the Vessels to the Marshall Islands registry prior to the redelivery of the Vessels pursuant to Section 4 hereof, the Charterer hereby agrees to reimburse each Owner for the reasonable costs incurred by such Owner to complete the reflagging of such Owner’s Vessel to the Marshall Islands registry.

(e) (1) Each Owner hereby engages the Charterer to provide ship management services with respect to such Owner’s Vessel commencing upon the Effective Time and ending at 11:59 p.m. New York time on April 13, 2012, or such earlier time as notified by such Owner. The Charterer’s duties as ship manager shall be limited to monitoring compliance by Asia-Pacific Chartering Phil., Inc. with the Lay Up Agreement relating to each Vessel and to providing reasonable cooperation with the Owners to facilitate the reflagging of the Vessels to the Marshall Islands registry. The Charterer shall have no responsibilities whatsoever with respect to insurance for the Vessels, and the Owners shall obtain full hull and machinery insurances and full protection and indemnity cover for the Vessels and shall name the Charterer as an additional assured under such hull and machinery insurances and such protection and indemnity cover with respect to the Vessels. The Charterer shall have no responsibilities with respect to operating the Vessels, which are to remain in laid up status at Asia-Pacific Chartering Phil., Inc.’s Malalag Bay facility in Davao Gulf, Southern Philippines, during the period that it provides ship management services.

(2) The Charterer shall be under no liability whatsoever to the Owners for any loss, damage, delay or expense of whatsoever nature, whether direct or indirect, (including but not limited to loss of profit arising out of or in connection with detention of or delay to any of the Vessels) and howsoever arising in the course of performance of the management services contemplated under Section 5(e)(1), unless the same is proved to have resulted solely from the gross negligence or willful misconduct of the Charterer or its employees or agents, or sub-contractors employed by it in connection with the Vessels.

(3) Except to the extent and solely for the amount therein set out that the Charterer would be liable under Section 5(e)(2), each of the SFL Parties hereby undertake to keep the Charterer and its employees, agents and sub-contractors indemnified and to hold them harmless against all actions, proceedings, claims, demands or liabilities whatsoever or howsoever arising which may be brought against them or incurred or suffered by them arising out of or in connection with the performance of the management services contemplated by Section 5(e)(1) hereof, and against and in respect of all costs, loss, damages and expenses (including legal costs and expenses on a full indemnity basis) that the Charterer may suffer or incur (either directly or indirectly) in the course of the performance of such management services.

6. Survival of Indemnification under the Charters. Notwithstanding the termination of the Charter Transaction Documents, (a) each Owner agrees to continue to honor any claims for indemnification under Clause 53(b) of each Charter for events that occurred prior to the Effective Time, and (b) the Charterer agrees to continue to honor claims for indemnification under Clauses 53(a)(i) and 53(a)(iii) of each Charter by an “Indemnitee” (as such term is defined in Clause 53 of each Charter) for events that occurred prior to the Effective Time, but solely to the extent of liabilities or obligations concerning or arising out of any third-party claims (other than those of the Creditor Parties or their respective affiliates, successors and assigns), including, without limitation, any claim brought by any governmental authority, but in any event excluding any claims for unpaid charter hire or for obligations owed to any of the Creditor Parties under the Credit Agreement, the Master Agreements (as defined in the Credit Agreement) and all other Loan Documents (as defined in the Credit Agreement).

7. Release by the HRZ Parties.

(a) Except as set forth below, each of the HRZ Parties, on its own behalf and on behalf of each of the HRZ Release Parties, effective as of the Effective Time, hereby voluntarily, intentionally, knowingly, absolutely, unconditionally and irrevocably releases, remits, acquits and forever discharges and covenants not to sue each of the SFL Release Parties and the Creditor Release Parties from and with respect to any and all manner of action or actions, causes of action, proceedings, suits, orders, debts, obligations, liens, torts, contracts, agreements, promises, liabilities, claims, dues or demands, interests, damages, losses, costs and/or attorneys’ fees and expenses of any nature whatsoever, whether known or unknown, anticipated or unanticipated, fixed or contingent, matured or unmatured, both at law and in equity (collectively, the “HRZ Claims”), which it now has, has ever had or may hereafter have, by reason of any actual or alleged act, omission, transaction, practice, conduct, occurrence, cause, event or other matter whatsoever occurring at any time prior to the Effective Time or thereafter, arising out of, relating to or in any way connected with the Charter Transaction Documents (other than this Agreement).

(b) For the avoidance of doubt, the SFL Release Parties shall not be released from any liabilities or obligations to any HRZ Release Party arising under this Agreement (including, without limitation, Section 6 hereof).

(c) For purposes of this Agreement, (i) the “SFL Release Parties” shall mean the SFL Parties and all of their respective affiliates, and all of their respective past, present or future subsidiaries, stockholders, members, partners, general partners, limited partners, directors, officers, managers, controlling persons, employees, administrators, heirs, executors, agents, attorneys, financial advisors, predecessors, successors, assigns, and other representatives (including, without limitation, all of their respective past, present or future subsidiaries, stockholders, members, partners, general partners, limited partners, directors, officers, managers, controlling persons, employees, administrators, heirs, executors, agents, attorneys, financial advisors, predecessors, successors, assigns, and other representatives), (ii) the “HRZ Release Parties” shall mean the HRZ Parties and all of their respective affiliates, and all of their respective past, present or future subsidiaries, stockholders, members, partners, general partners, limited partners, directors, officers, managers, controlling persons, employees, administrators, heirs, executors, agents, attorneys, financial advisors, predecessors, successors, assigns, and other representatives (including, without limitation, all of their respective past, present or future subsidiaries, stockholders, members, partners, general partners, limited partners, directors, officers, managers, controlling persons, employees, administrators, heirs, executors, agents, attorneys, financial advisors, predecessors, successors, assigns, and other representatives), and (iii) the “Creditor Release Parties” shall mean the Creditor Parties and all of their respective affiliates, and all of their respective past, present or future subsidiaries, stockholders, members, partners, general partners, limited partners, directors, officers, managers, controlling persons, employees, administrators, heirs, executors, agents, attorneys, financial advisors, predecessors, successors, assigns, and other representatives (including, without limitation, all of their respective past, present or future subsidiaries, stockholders, members, partners, general partners, limited partners, directors, officers, managers, controlling persons, employees, administrators, heirs, executors, agents, attorneys, financial advisors, predecessors, successors, assigns, and other representatives).

8. Release by the SFL Parties.

(a) Except as set forth below, each of the SFL Parties, on its own behalf and on behalf of each of the SFL Release Parties, effective as of the Effective Time, hereby voluntarily, intentionally, knowingly, absolutely, unconditionally and irrevocably releases, remits, acquits and forever discharges and covenants not to sue each of the HRZ Release Parties and the Creditor Release Parties from and with respect to any and all manner of action or actions, causes of action, proceedings, suits, orders, debts, obligations, liens, torts, contracts, agreements, promises, liabilities, claims, dues or demands, interests, damages, losses, costs and/or attorneys’ fees and expenses of any nature whatsoever, whether known or unknown, anticipated or unanticipated, fixed or contingent, matured or unmatured, both at law and in equity (collectively, the “SFL Claims”), which it now has, has ever had or may hereafter have, by reason of any actual or alleged act, omission, transaction, practice, conduct, occurrence, cause, event or other matter whatsoever occurring at any time prior to the Effective Time or thereafter, arising out of, relating to or in any way connected with the Charter Transaction Documents (other than this Agreement, the SFL Notes, the Second Lien Indenture, the Warrants and the Warrant Agreement).

(b) For the avoidance of doubt, the HRZ Release Parties shall not be released from any liabilities or obligations to any SFL Release Party arising under this Agreement (including, without limitation, Section 6 hereof), the SFL Notes, the Second Lien Indenture, the Warrants and the Warrant Agreement.

9. Release of Unknown Claims. Each of the HRZ Parties and the SFL Parties, respectively, acknowledges that it may hereafter discover facts presently unknown or unsuspected, or facts different from, or in addition to, those it now knows or believes to be true with respect to the matters released herein. Nevertheless, it is the intention of each of the HRZ Parties and the SFL Parties, respectively, through this Agreement and with the advice of counsel, fully, finally and forever to settle and release all such claims, matters, and causes of action, included and covered by this Agreement, and each agrees that the release herein shall be and remain in effect in all respects as a complete and general release as to all matters released herein, notwithstanding any such different or additional facts.

10. Breach of Agreement. Each of the HRZ Parties and each of the SFL Parties agrees that if such party hereafter commences, joins in, or in any manner seeks relief through any suit arising out of, based upon, or relating to any of the claims released pursuant to Section 7 or 8 hereof or in any manner asserts against the SFL Release Parties, the HRZ Release Parties, or the Creditor Release Parties, as the case may be, or any of them, any of the claims released pursuant to Section 7 or 8 hereof, the breaching party shall pay to the SFL Release Parties, the HRZ Release Parties, or the Creditor Release Parties, as the case may be, and each of them, in addition to any other damages caused thereby to the SFL Release Parties, the HRZ Release Parties, or the Creditor Release Parties, as the case may be, all reasonable attorneys’ fees incurred by such SFL Release Parties, HRZ Release Parties, or the Creditor Release Parties, as the case may be, in defending or otherwise responding to said suit or claim.

11. Effectiveness of Termination and Releases. The termination of the Charter Transaction Documents pursuant to Section 1 hereof, the redelivery of the Vessels pursuant to Section 5 and the releases set forth in Sections 7, 8 and 9 hereof shall be subject to the satisfaction or unanimous waiver by the parties hereto of the following conditions (the time on the date on which all such following conditions have been so satisfied or waived, the “Effective Time”):

(a) The Guarantor and the Charterer shall have transferred, concurrently with the termination of the Charter Transaction Documents, to SFL Container the consideration set forth in Section 2 hereof;

(b) The Guarantor and the Charterer shall have completed all elements of the Restructuring except for (i) the valid recording at The Depository Trust Company (the “DTC”) of the consents of the holders of no more than 15% of the aggregate principal amount outstanding of each of the Second Lien Notes, Series A Notes and Series B Notes to the Second Lien Amendments and Convertible Amendments, as applicable, so long as prior to the Effective Time the holders of 99% of the $100,000,000 aggregate principal amount outstanding of the Second Lien Notes, the holders of at least 99% of the $178,781,456 aggregate principal amount outstanding of the Series A Notes and the holders of at least 98.5% of the $49,661,522 aggregate principal amount outstanding of the Series B Notes have irrevocably consented to the Second Lien Amendments and Convertible Amendments, as applicable, and the consents of the holders of at least 85% of the aggregate principal amount outstanding of the Second Lien Notes, Series A Notes and Series B Notes shall have been validly recorded at the DTC, and (ii) the actual conversion of the Convertible Notes, which may occur after the Effective Time in due course so long as prior to the Effective Time holders of Convertible Notes have submitted irrevocable conversion notices with respect to least 99% of the $178,781,456 aggregate principal amount outstanding of the Series A Notes and at least 98.5% of the $49,661,522 aggregate principal amount outstanding of Series B Notes, and the Guarantor and the Charterer shall have provided a joint officer’s certificate to the SFL Parties certifying that such Restructuring has been so completed;

(c) The HRZ Parties shall have paid the reasonable fees and expenses of Latham & Watkins LLP incurred in connection with the transactions described herein, subject to delivery of summary invoices listing attorneys and paraprofessionals, billing rates and hours worked and other expenses, but otherwise completely redacted;

(d) The HRZ Parties shall have made payment to the parties and in the amounts set forth in Appendix 2 attached hereto, representing payment of the documented out-of-pocket costs and expenses incurred by the SFL Parties in connection with the transactions described in this Agreement; and

(e) The SFL Parties shall have received a legal opinion addressing matters relating to the issuance of the SFL Notes and the Warrants to SFL Container described in Section 2 hereof,

such opinion to be limited to such matters as were addressed in (and to be in form and substance substantially similar to) the opinions of counsel to the HRZ Parties delivered to the purchasers of the original notes issued under the Second Lien Indenture.

12. Representations and Warranties of the HRZ Parties. Each of the HRZ Parties jointly and severally represents and warrants to the SFL Parties and the Creditor Parties as follows:

(a) Such HRZ Party has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its respective obligations under, this Agreement.

(b) The execution and delivery of this Agreement and the performance of such HRZ Party’s obligations hereunder have been duly authorized by all necessary action on its part.

(c) The execution, delivery, and performance by such HRZ Party of this Agreement and the consummation of the transactions contemplated hereby and the Restructuring do not and shall not (i) violate any provision of its certificate of incorporation or by-laws (or other organizational documents) or any law, rule, or regulation applicable to it or (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it is a party, except for any contractual obligation that would not have a material adverse effect on the business, assets, financial condition or results of operations of such HRZ Party or the ability of such HRZ Party to consummate the transactions contemplated hereby or the Restructuring.

(d) The execution, delivery, and performance by such HRZ Party of this Agreement does not and shall not require any registration or filing with, consent or approval of, or notice to, or other action with or by, any federal, state, or other governmental authority or regulatory body, except filings of amended certificates of incorporation or formation or other organizational documents with applicable state authorities, except such filings as may be necessary and/or required for disclosure by the Securities and Exchange Commission and such filings of amendments to preferred fleet mortgages covering vessels owned by the Charterer with the National Vessel Documentation Center of the U.S. Coast Guard to reflect the Restructuring.

(e) This Agreement, the SFL Notes and the Second Lien Indenture are the legally valid, and binding obligations of such HRZ Party, enforceable against it in accordance with its terms, except that such enforceability (i) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting or relating to creditors’ rights generally and (ii) is subject to the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law. Immediately following the completion of the Restructuring and the transactions contemplated hereby, the consolidated indebtedness of the Guarantor shall be as set forth on Exhibit 4.

(f) No litigation or proceeding before any court, arbitrator, or administrative or governmental body is pending against such HRZ Party that would adversely affect its ability to enter into this Agreement or perform its obligations hereunder. Each of the HRZ Parties represents that there are no lawsuits pending by it against any of the SFL Release Parties.

(g) Such HRZ Party has not assigned or transferred any rights concerning the HRZ Claims or any potential HRZ Claims against the SFL Release Parties.

(h) The Warrants to purchase shares of Guarantor Common Stock shall represent 10% of the fully diluted shares of Guarantor Common Stock after giving effect to the transactions contemplated herein and the Restructuring (as defined below) but subject to dilution for a management incentive plan in an amount to be determined. The Warrants issuable to SFL Container pursuant to Section 2 hereof shall be in the form attached hereto as Exhibit 6. Any shares of Guarantor Common Stock to be issued pursuant to the Warrants and the warrants to be issued in the Restructuring will be, duly and validly issued, fully paid and non-assessable upon issuance. Immediately following the completion of the Restructuring and the transactions contemplated hereby, the only equity securities and warrants of the Guarantor outstanding or reserved for issuance shall be as set forth on Exhibit 5.

(i) To the knowledge of any responsible officer of the Charterer, all historical financial information that has been made available to any SFL Party or any Creditor Party by such HRZ Party or any of its representatives was as of the date furnished, and as of the date of this Agreement, when taken together as a whole, correct in all material respects and did not as of the date furnished and does not as of the date of this Agreement, contain any untrue statement of a material fact or, when taken together as a whole with all disclosures filed with the Securities and Exchange Commission and all other information made available to any SFL Party or any Creditor Party by the HRZ Parties or any of their representatives, omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances under which such statements were made.

13. Representations and Warranties of the SFL Parties. Each of the SFL Parties jointly and severally represents and warrants to the HRZ Parties and the Creditor Parties as follows:

(a) Such SFL Party has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its respective obligations under, this Agreement.

(b) The execution and delivery of this Agreement and the performance of such SFL Party’s obligations hereunder have been duly authorized by all necessary action on its part.

(c) The execution, delivery, and performance by such SFL Party of this Agreement and the consummation of the transactions contemplated hereby do not and shall not (i) violate any provision of its certificate of incorporation or by-laws (or other organizational documents) or any law, rule, or regulation applicable to it or (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it is a party, except for any contractual obligation that would not have a material adverse effect on the business, assets, financial condition or results of operations of such SFL Party or the ability of such SFL Party to consummate the transactions contemplated hereby.

(d) The execution, delivery, and performance by such SFL Party of this Agreement does not and shall not require any registration or filing with, consent or approval of, or notice to, or other action to, with, or by, any Federal, state, or other governmental authority or regulatory body.

(e) (1) SFL Container is an accredited investor within the meaning of Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”); (2) SFL Container has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, (i) the shares of Guarantor Common Stock or the Warrants or (ii) the SFL Notes by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and (3) SFL Container has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, (i) the shares of Guarantor Common Stock or the Warrants or (ii) the SFL Notes as part of its initial offering except within the United States to persons whom it reasonably believes to be qualified institutional buyer in transactions pursuant to Rule 144A under the Securities Act (“Rule 144A”) and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the (x) the shares of Guarantor Common Stock or the Warrants or (y) the SFL Notes, as the case may be, is aware that such sale is being made in reliance on Rule 144A.

(f) This Agreement is the legally valid, and binding obligation of such SFL Party, enforceable against it in accordance with its terms, except that such enforceability (i) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting or relating to creditors’ rights generally and (ii) is subject to the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(g) No litigation or proceeding before any court, arbitrator, or administrative or governmental body is pending against such SFL Party that would adversely affect its ability to enter into this Agreement or perform its obligations hereunder. Each of the SFL Parties represents that there are no lawsuits pending by it against any of the HRZ Release Parties.

(h) Such SFL Party has not assigned or transferred any rights concerning the SFL Claims or any potential SFL Claims against the HRZ Release Parties.

14. Advice of Counsel. The parties acknowledge that they have read all of this Agreement and have had it explained to them by their attorneys and that they fully understand all of the terms used in this Agreement and their significance. This Agreement has been signed voluntarily and with the advice of counsel.

15. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

16. Third Party Beneficiaries. No provision of this Agreement is intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

17. Severability. Each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by applicable law. Should any term or provision of this Agreement be held invalid, illegal or unenforceable, the remainder of this Agreement, including the application of such term to the extent not invalid, illegal or unenforceable, shall not be affected thereby, and this Agreement shall be interpreted as if such term or provision, to the extent invalid, illegal or unenforceable, did not exist.

18. Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its conflict of law rules.

19. Submission to Jurisdiction; Waiver of Jury Trial.

(a) Any action or proceeding to enforce this Agreement shall be brought in the United States District Court for the Southern District of New York or the New York State Supreme Court for New York County. Each of the parties hereto hereby irrevocably and unconditionally consents and submits itself and its property to the exclusive jurisdiction of the United States District Court for the Southern District of New York and the New York State Supreme Court for New York County and any appellate court hearing appeals from such courts, and irrevocably waives any present or future objection to such venue of such courts in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment relating thereto. Each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in the United States District Court for the Southern District of New York or the New York State Supreme Court for New York County. Each of the parties hereto further agrees that a final judgment against it in any such action or proceeding arising out of or relating to this Agreement shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b) Each of the parties hereto further irrevocably consents to the service of process in any action or proceeding in the United States District Court for the Southern District of New York or the New York State Supreme Court for New York County, arising out of or relating to this Agreement by the mailing thereof by the other parties hereto by registered or certified mail, postage prepaid, to such party at the address in Section 20 hereof, which each party hereto hereby agrees shall be deemed and held in every respect to be effectively served upon it in connection with any such action or proceeding. Nothing herein shall affect the right of a party to serve process on the other parties hereto in any other manner permitted by applicable law.

(c) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in the United States District Court for the Southern District of New York or the New York State Supreme Court for New York County. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(f) Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE SUBJECT MATTER CONTEMPLATED HEREBY.

20. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been delivered (i) when personally delivered, (ii) when transmitted via telecopy (or other facsimile device) to the number set out below if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), (iii) the day following the day (except, if not a business day, then the next business day) on which the same has been delivered prepaid to a reputable national overnight air courier service for next day delivery, or (iv) the third business day following the day on which the same is sent by certified or registered mail, postage prepaid. Notices, demands and communications shall be sent to the applicable address set forth below, unless another address has been previously specified in writing:

If to SFL:

Ship Finance International Ltd.

PO Box HM 1393

Par-la-Ville Place

14 Par-la-Ville Road

Hamilton HM 08 Bermuda

Attn.: Vice President, Finance

Fax No.: +1 441 295 3494

with a copy to:

Ship Finance Management AS

Bryggegata 3

P.O. Box 1327-VIKA

Oslo 0112 Norway

Attn.: Vice President, Finance

Fax No.: +4723114035

Latham & Watkins LLP

355 South Grand Avenue

Los Angeles, CA 90004

Attn: Robert A. Klyman, Esquire

Fax No.: 213-891-8763

If to SFL Holdings:

SFL Holdings LLC

PO Box HM 1393

Par-la-Ville Place

14 Par-la-Ville Road

Hamilton HM 08 Bermuda

Attn.: Vice President, Finance

Fax No.: +1 441 295 3494

with a copy to:

Ship Finance Management AS

Bryggegata 3

P.O. Box 1327-VIKA

Oslo 0112 Norway

Attn.: Vice President, Finance

Fax No.: +4723114035

Latham & Watkins LLP

355 South Grand Avenue

Los Angeles, CA 90004

Attn: Robert A. Klyman, Esquire

Fax No.: 213-891-8763

If to any Owner:

To the address of such Owner indicated on Appendix 1 hereto.

with a copy to:

Ship Finance Management AS

Bryggegata 3

P.O. Box 1327-VIKA

Oslo 0112 Norway

Attn.: Vice President, Finance

Fax No.: +4723114035

Latham & Watkins LLP

355 South Grand Avenue

Los Angeles, CA 90004

Attn: Robert A. Klyman, Esquire

Fax No.: 213-891-8763

If to SFL Container:

SFL Container Holding Limited

PO Box HM 1393

Par-la-Ville Place

14 Par-la-Ville Road

Hamilton HM 08 Bermuda

Attn.: Vice President, Finance

Fax No.: +1 441 295 3494

with a copy to:

Ship Finance Management AS

Bryggegata 3

P.O. Box 1327-VIKA

Oslo 0112 Norway

Attn.: Vice President, Finance

Fax No.: +4723114035

Latham & Watkins LLP

355 South Grand Avenue

Los Angeles, CA 90004

Attn: Robert A. Klyman, Esquire

Fax No.: 213-891-8763

If to the Guarantor:

Horizon Lines, Inc.

4064 Colony Road

Suite 200

Charlotte, NC 28211

Attn.: Michael F. Zendan II, Esquire

Senior Vice President and General Counsel

Fax No.: 704-973-7010

with a copy to:

Blank Rome LLP

600 New Hampshire Avenue, N.W.

Suite 1100

Washington, D.C. 20037

Attn.: R. Anthony Salgado, Esquire

Fax No.: (202) 572-8384

If to the Charterer:

Horizon Lines, Inc.

4064 Colony Road

Suite 200

Charlotte, NC 28211

Attn.: Michael F. Zendan II, Esquire

Senior Vice President and General Counsel

Fax No.: 704-973-7010

with a copy to:

Blank Rome LLP

600 New Hampshire Avenue, N.W.

Suite 1100

Washington, D.C. 20037

Attn.: R. Anthony Salgado, Esquire

Fax No.: 202-572-8384

Either party may change its address or communications numbers listed above by notifying the other party of such change in the manner prescribed by this Section 20.

21. Waiver. No delay by any party thereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, or otherwise prejudice the exercise by such party of that right, power or remedy.

22. Amendments. Except as otherwise provided herein, this Agreement may not be amended, modified or revised, in whole or in part, except by written instrument signed by all parties hereto and, with respect to any amendments that would or could reasonably be expected to have a material adverse effect on the rights of the Agent or any of the other Creditor Parties hereunder, by the Agent on behalf of itself and the other Creditor Parties.

23. Assignment. Except as expressly provided herein, no party hereto may assign any of the rights or obligations created by this Agreement except with the express written consent of the other parties hereto and, with respect to any such assignments by any of the SFL Parties, the Agent on behalf of itself and on behalf of the other Creditor Parties.

24. Entire Agreement. This Agreement, including the exhibits, appendices, and schedules hereto, together with the Agent Consent, supersede all prior agreements among the parties with respect to their subject matter and constitute the entire agreement of the parties with respect to such subject matter.

25. Headings; Construction.

(a) The captions, titles and headings used in this Agreement are for convenience of reference only, shall not be deemed part of this Agreement and shall not affect its construction or interpretation.

(b) The parties hereto have participated jointly in the drafting of this Agreement, and each party was represented by counsel in the negotiation of this Agreement and has had a full and fair opportunity to review the terms of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(c) Notwithstanding anything to the contrary contained in this Agreement, unless and until this Agreement is duly executed and delivered by each of the parties hereto, the parties shall retain and reserve all rights they may have against each other or otherwise. It is understood and agreed by the parties that neither the negotiation nor the execution of this Agreement constitutes an admission on the part of any party of (a) any wrongdoing or liability whatsoever under any statute, common law, regulation, or otherwise, or (b) the validity of any allegation, argument or position asserted by any other party, but is a compromise of disputed rights and liabilities. Except to the extent necessary to enforce this Agreement or as otherwise required by law, the parties agree that neither the negotiation nor the fact of this Agreement (nor any part of it) is to be used or admitted into evidence in any proceeding of any character, judicial, arbitral, or otherwise.

26. Counterparts. This Agreement may be executed and delivered in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument. Signatures hereto may be delivered by facsimile or portable data format (PDF), which shall be deemed originals.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed this Global Termination Agreement as of the date first above written.

HORIZON LINES, INC.

By:
Name:
Title:

HORIZON LINES, LLC

By:
Name:
Title:

SHIP FINANCE INTERNATIONAL LIMITED

By:
Name:
Title:

SFL HOLDINGS, LLC

By:
Name:
Title:

HL EAGLE LLC

By:
Name:
Title:

HL FALCON LLC

By:
Name:
Title:

HL HAWK LLC

By:
Name:
Title:

HL HUNTER LLC

By:
Name:
Title:

HL TIGER LLC

By:
Name:
Title:

SFL CONTAINER HOLDING LIMITED

By:
Name:
Title:

SCHEDULE 1

CONSENT AND AGREEMENT

The undersigned refers to the foregoing Global Termination Agreement, dated as of April 5, 2012 (the “Global Termination Agreement”), made by the HRZ Parties and the SFL Parties. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Global Termination Agreement.

The undersigned, on behalf of itself as Agent and the other Creditor Parties, in consideration of the premises and the covenants contained in the Global Termination Agreement and of other good and valuable consideration, the receipt and adequacy of which it hereby acknowledges, hereby agrees as follows:

1. The Agent hereby represents and warrants that it has been authorized by the necessary Creditor Parties to execute and deliver this Consent and Agreement (including, without limitation, the general release of claims in Section 5 of this Consent and Agreement) as the Agent and on behalf of the other Creditor Parties under the Loan Documents.

2. The Agent, for itself and on behalf of the other Creditor Parties, hereby consents to (a) the execution, delivery and performance by each of the HRZ Parties and each of the SFL Parties of the Global Termination Agreement and (b) effective as of the Effective Time, the termination of the Charter Transaction Documents as set forth in Section 3 below.

3. The Agent, for itself and on behalf of the other Creditor Parties, hereby agrees that, effective as of the Effective Time, and without any further action by any of the Creditor Parties, the SFL Parties or the HRZ Parties, (a) each of the Charter Transaction Documents and all security interests, liens and other similar interests of any kind or nature, whenever and however arising, which any of the Creditor Parties may have in any of the assets, interests or property, tangible or intangible, of the HRZ Parties, granted under any of the Charter Transaction Documents by either of the HRZ Parties in favor of the Agent or any of the Creditor Parties, shall hereby be automatically terminated, satisfied and released and be of no further force and effect, (b) no party thereto shall have any rights or remedies under any of the Charter Transaction Documents, (c) all of the HRZ Parties’ respective outstanding liabilities and obligations to the Creditor Parties under the Charter Transaction Documents shall be deemed satisfied in full, and each of the HRZ Parties shall be fully released and discharged from any and all obligations, liabilities, covenants and agreements thereunder, and (d) the Charter Transaction Documents and any and all rights thereunder (including, without limitation, any provisions of a Charter Transaction Document that state they are to survive the termination thereof) are hereby absolutely, unconditionally and irrevocably waived, released and forever discharged; provided, however, that, notwithstanding the foregoing, the Owners shall provide, on or before the Effective Time, substitute assignments of insurances with respect to the Vessels in accordance with the terms of the Credit Agreement, such assignments to be in form and substance reasonably satisfactory to the Creditor Parties.

4. At the sole cost and expense of the HRZ Parties, the Agent hereby agrees to execute and deliver to the HRZ Parties such further instruments and take such actions as are necessary or as the HRZ Parties shall reasonably request to terminate the security interests and liens, if any, of the Creditor Parties in the assets, interests or property of either of the HRZ Parties and to effectuate, or reflect on the public record, the termination, release and discharge of such security interests and liens, including, without limitation, filing UCC-3 financing statements and releasing its interests in the insurances taken out by the Charterer in respect of the Vessels.

5. The Agent, for itself and on behalf of the other Creditor Parties, effective as of the Effective Time, hereby voluntarily, intentionally, knowingly, absolutely, unconditionally and irrevocably releases, remits, acquits and forever discharges and covenants not to sue each of the HRZ Release Parties from and with respect to any and all manner of action or actions, causes of action, proceedings, suits, orders, debts, obligations, liens, torts, contracts, agreements, promises, liabilities, claims, dues or demands, interests, damages, losses, costs and/or attorneys’ fees and expenses of any nature whatsoever, whether known or unknown, anticipated or unanticipated, fixed or contingent, matured or unmatured, both at law and in equity, which it now has, has ever had or may hereafter have, by reason of any actual or alleged act, omission, transaction, practice, conduct, occurrence, cause, event or other matter whatsoever occurring at any time prior to the Effective Time or thereafter, arising out of, relating to or in any way connected with the Charter Transaction Documents (other than this Agreement).

6. For purposes of this Consent and Agreement only, the Agent hereby agrees to be bound by Sections 15 to 26 of the foregoing Global Termination Agreement.

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has executed this Consent and Agreement as of April 5, 2012.

BNP PARIBAS, as Agent and on behalf of the other Creditor Parties

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT 1

Form of UCC-3 Financing Statement

EXHIBIT 2

Form of Assignment and Assumption Agreement for Lay Up Agreement

EXHIBIT 3

Form of SFL Notes

EXHIBIT 4

Pro Forma Indebtedness of Horizon Lines, Inc.

EXHIBIT 5

Pro Forma Equity Capitalization of Horizon Lines, Inc.

EXHIBIT 6

Form of Warrant to be issued to SFL Container

EXHIBIT 7

Terms of Additional Consent Solicitation

Amendments to Section 17 of the SFL Note:

•	References to “ Section 7.01(a)(vi) of the Indenture” will be modified to “Section 7.01(a)(vi) or Section 7.01(a)(vii) of the Indenture”.

•

Add to Section 17(e) at the end of Section 17: “This Section 17 is for the benefit of each Holder of the Original Notes and each Holder of the Original Notes is deemed to have conclusively relied on this Section 17 in acquiring or continuing to hold the Original Notes. This Section 17 is enforceable by the Holders of the Original Notes and may only be amended or modified with the consent of the Holders of at least 75% in aggregate principal amount of the Original Notes then outstanding under the Indenture; provided, however, that the foregoing shall not affect the rights of the Holder of this Note set forth in Section 11.02(j) of the Indenture; and provided further that section 17(d) may not be amended or modified without the prior written consent of the Holder of this Note.”

Amendment and restatement of the second and third paragraphs of Section 2.13 of the Second Lien Indenture as follows (revisions from April 9, 2012 Supplemental Indenture incorporated below):

“In the event that an Additional Note is issued pursuant to this Section 2.13 and in reliance on Section 4.11(b)(xxiii) in an amount not to exceed $40.0 million in aggregate principal amount (such Additional Note, the “New Note”), the initial holder of the New Note shall have the right (such right, the “Repurchase Right”), only upon the occurrence of an Event of Default under Section 7.01(a)(vi) or Section 7.01(a)(vii) and only if such holder shall continue to hold the entire initial principal amount of the New Note, to purchase all, but not less than all, other outstanding Notes from the Holders thereof at a purchase price equal to the principal amount of such Notes, plus accrued and unpaid interest (including interest accruing on or after the commencement of any proceeding referenced in Section 7.01(a)(vi) or Section 7.01(a)(vii) of the Indenture, whether or not such interest would be allowed in any such proceeding) to, but not including, the date of purchase (the “Purchase Date”). Such purchase shall be consummated upon reasonable notice to the Trustee and the Holders of the Notes and upon such other terms as shall be reasonably acceptable to the Trustee, except that any such purchase notice to the Trustee and the Holders shall be given no later than 15 days before the Purchase Date. Provided that the initial holder of the New Note has caused the deposit of funds with the Trustee sufficient to consummate the purchase of the outstanding Notes on the Purchase Date, the Notes subject to the Repurchase Right shall be deemed automatically transferred by the Holder to the initial holder of the New Note on the Purchase Date without any further action by the Holder. Notice of the Repurchase Right to the Holders of the Notes shall be deemed made upon occurrence of any of the following:

1. Three business days following written notice of the Repurchase Right by the Holder of this Note to DTC;

2. Three business days following written notice of the Repurchase Right by the Holder of this Note to the Trustee; or

3. Written notice of the Repurchase Right is delivered by the Company to the Trustee directing the Trustee to provide notice to the Holders of the Notes.

The Company shall provide the notice in subsection 3 above within two business days following written notice to the Company by the Holder of this Note.

THE REPURCHASE RIGHT IS A MATERIAL INDUCEMENT TO SUCH HOLDER’S PARTICIPATION IN AN OVERALL RESTRUCTURING OF THE COMPANY THAT PROVIDES SUBSTANTIAL BENEFIT AND CONSIDERATION TO THE HOLDERS OF EXISTING NOTES. AS NOTED ELSEWHERE, THE NEW NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE NOTES AND NOTE GUARANTEES INITIALLY ISSUED UNDER THE INDENTURE IN THE EVENT OF A BANKRUPTCY OF THE COMPANY OR CERTAIN OF ITS SUBSIDIARIES. IN THE EVENT A HOLDER OF NOTES FAILS TO COMPLY WITH THE REPURCHASE RIGHT (A “NON-COMPLIANT HOLDER”), THE HOLDER OF THE NEW NOTE SHALL NOT BE SUBORDINATED IN RIGHT OF PAYMENT IN ANY WAY WITH RESPECT TO THE NON-COMPLIANT HOLDER, WHETHER UNDER THIS INDENTURE, THE NOTE GUARANTEES OR OTHERWISE.”

APPENDIX 1

Address of Owners

HL Eagle LLC

Corporation Trust Center

1209 Center Street

Wilmington, DE 19801-1134

HL Falcon LLC

Corporation Trust Center

1209 Center Street

Wilmington, DE 19801-1134

HL Hawk LLC

Corporation Trust Center

1209 Center Street

Wilmington, DE 19801-1134

HL Hunter LLC

Corporation Trust Center

1209 Center Street

Wilmington, DE 19801-1134

HL Tiger LLC

Corporation Trust Center

1209 Center Street

Wilmington, DE 19801-1134

APPENDIX 2

Schedule of SFL Expenses

Payee	Amount (USD)		Wire Instructions
Seward & Kissel LLP		$30,000.00	Citibank N.A. 120 Broadway New York, New York 10271 ABA No. 021000089 Seward & Kissel Regular Account Account No. 37119785
Latham & Watkins LLP		$100,000.00	Bank: Citibank, Delaware One Penn’s Way New Castle, DE 19720 ABA: 0311-00209 SWIFT: CITIUS33 Account Name: Latham & Watkins LLP Account Number: 3911-7003
Watson, Farley & Williams (New York) LLP	$ $ $	31,533.40 (Invoice: 3017378, Reference: 01960.50165) 44,238.97 (Invoice: 3017437, Reference: 01960.50135) 40,000.00 (Estimated payment for April)	Citibank NA 111 Wall Street New York, NY 10005 ABA No. 0210 00089 Watson, Farley & Williams (New York) LLP Account Account No. 37348799 Swift Code: CITIUS33
BNP Paribas Vikram Hiranandani 520 Madison Avenue, 3rd Floor New York, NY 10022 United States of America Tel: +1-212-340-5367		$8,448.26	Bank: BNP Paribas New York SWIFT: BNPAUS3N ABA: 026-007-689 FFC: NY Accounting TX Acct: 200-520100-434-25 Ref: SFI Bank meeting - BNPP Shipping Finance (cost center# NBCE61)
BNP Paribas Barbara Eppolito		$5,971.82	Bank: BNP Paribas New York ABA: 026-007-689 Swift: BNPAUS3N FFC: Paribas North America, Inc. Acct: 200-516001-070-USD-69
Wiersholm		$20,000.00	Account no. 6011.05.43908 Bank: Nordea Bank Norge ASA IBAN NR.: NO 5160110543908 Swift: NDEANOKK Reference No.: 112874-071